UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 13, 2016

Emmaus Life Sciences, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA 90503

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 310-214-0065

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On December 13, 2016, Emmaus Life Sciences, Inc., issued a press release announcing the allowance of patent application number 2014-547181, directed to the treatment of diverticulosis, by the Japanese Patent Office.  The allowance of this application follows the issuance of corresponding patents in both Australia (Pat. No. 2012355956, November 3, 2016) and China (Pat. No. 104114165, October 19, 2016).  Related patent applications are currently pending in various jurisdictions around the world, including the United States, Europe, South Korea, Brazil, Russia, India, Mexico and Indonesia.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Emmaus press release dated December 13, 2016 re: Emmaus Life Sciences, Inc. Receives Japanese Patent for use of L-glutamine in Treatment of Diverticulosis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2016	Emmaus Life Sciences, Inc.

	By:	/s/ YUTAKA NIIHARA
	Name:	Yutaka Niihara
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Emmaus press release dated December 13, 2016 re: Emmaus Life Sciences, Inc. Receives Japanese Patent for use of L-glutamine in Treatment of Diverticulosis.